Employees' Retirement Benefits (Assumptions Used in Determining Net Periodic Pension Cost, Based on Actuarial Computations of NTT CDBP) (Detail) - NTT Corporate Defined Benefit Pension Plan	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016	Mar. 31, 2015
Schedule of Benefit Obligations Weighted Average Assumptions [Line Items]
Discount rate	0.50%	1.00%	1.40%
Long-term rate of salary increases	3.40%	3.40%	3.40%
Expected long-term rate of return on plan assets	2.50%	2.50%	2.50%